Exhibit 99.1


      [GRAPHIC OMITTED]                                  [GRAPHIC OMITTED]



                CharterMac
                       Capital Solutions
                                         4th Quarter 2002
                                         Supplemental Financial Package



      [GRAPHIC OMITTED]                                  [GRAPHIC OMITTED]


CharterMac                                  4th Quarter 2002
       Capital Solutions                    Supplemental Financial Package

Charter Municipal Mortgage Acceptance       Table of Contents
  Company ("CharterMac")
625 Madison Avenue                          Financial Highlights                                    3
New York, NY 10022
Phone:  212-558-1765                        Consolidated Balance Sheets                             4
Fax:  212-751-3550
Web Site:  www.chartermac.com               Consolidated Statements of Income                       5
AMEX Symbol:  CHC
                                            Reconciliation of Net Income to Cash
                                              Available for Distribution (CAD)                      6
Investor Contacts:
Stuart Rothstein                            Capitalization as of Quarter-End                    7 - 8
Chief Financial Officer
212-421-5333                                Dividend Yield                                          9

Brenda Abuaf                                Portfolio Summary                                      10
Director of Investor Relations
800-831-4826                                Portfolio Distribution and Stabilized
                                              Portfolio Operating Analysis                         11
Certain items in this document may
constitute forward-looking statements       Acquisitions Activity                             12 - 13
within the meaning of the Private
Securities Litigation Reform Act of         Dispositions/Repayments Activity                       14
1995 and as such may involve known
and unknown risks, uncertainties and        Reporting Definitions                                  15
other factors which may cause the
actual results, performances or
achievements of CharterMac to be
materially different from any future
results, performances or achievements
expressed or implied by such
forward-looking statements. Such
forward-looking statements speak only
as of the date of this document.
CharterMac expressly disclaims any
obligation or undertaking to release
publicly any updates or revisions to
any forward-looking statements
contained herein to reflect any
change in CharterMac's expectations
with regard thereto or change in
events, conditions or circumstances
on which any such statement is based.


                                             Page 2 of 15

CharterMac                                                                                                          4th Quarter 2002
       Capital Solutions                                                                              Supplemental Financial Package

                                                        Financial Highlights
                                                                                               Twelve Months Ended
                                                     Quarters Ended December 31,                   December 31,
                                                     ---------------------------             ------------------------
(Numbers in thousands, except per share data)            2002          2001      % change        2002        2001        % change
                                                     ------------   ----------   --------    ------------ -----------   -----------

Operating Data
Revenues                                                 $ 31,466    $ 20,969       50.1%       $ 116,413    $ 74,625       56.0%
Net Income                                                 14,596      10,958       33.2%          61,221      38,985       57.0%
Net Income Available to Common and CRA
  Shareholders                                             13,333       9,830       35.6%          56,293      35,011       60.8%
CAD to Common and CRA Shareholders                         16,355      12,863       27.1%          63,515      41,805       51.9%

Per Share data:
  NI Avail. to Common and CRA Shareholders
    per diluted Share                                    $   0.30    $   0.28       7.1%        $    1.32    $   1.14       15.8%
  CAD to Common and CRA Shareholders per
    diluted Share                                        $   0.37    $   0.37         -         $    1.49    $   1.36        9.6%
  Dividends per Common and CRA Share                     $   0.32    $   0.30       6.7%        $    1.26    $   1.14       10.5%

Weighted Average diluted Common and CRA Shares             44,752      35,174                      42,768      30,837

Ratios
Interest Coverage                                            4.9x        5.4x                        6.0x        4.8x
Fixed Charge Coverage                                        2.5x        2.6x                        2.9x        2.5x
CAD Payout Ratio (per share basis)                          87.8%       81.1%                       84.6%       83.8%

                                                                        December 31,        December 31,
                                                                            2002                2001
                                                                     ------------------  ------------------
                    Capitalization
                    Total Debt                                           $   740,215         $   598,382
                    Preferred Equity                                         273,500             218,500
                    Common and CRA Equity                                    779,523             586,227
                                                                     ------------------  ------------------
                     Total Capitalization                                $ 1,793,238         $ 1,403,108
                                                                     ==================  ==================
                    Total Debt to Total Assets                                 40.0%               42.1%
                    Total Debt to Total Market Capitalization                  41.3%               42.6%
                    Total Common and CRA Shares Outstanding                   44,995              36,708
                    Closing Common Share Price at Period-End                  $17.37              $15.97


                                                            Page 3 of 15
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

CharterMac                                                                                        4th Quarter 2002
       Capital Solutions                                                            Supplemental Financial Package

                                            Consolidated Balance Sheets

(Dollars in thousands)
                                                         December 31, 2002  September 30, 2002   December 31, 2001
                                                        ------------------  ------------------  ------------------
  Assets
    Revenue Bonds - at fair value                              $ 1,579,990        $ 1,402,979          $ 1,137,715
    Cash, cash equivalents and temporary investments                65,884             74,405              110,034
    Promissory notes and mortgages receivable                       53,278             29,330               45,022
    Other assets                                                   151,700            148,358              128,288

                                                              -------------      -------------        ------------
    Total assets                                               $ 1,850,852        $ 1,655,072          $ 1,421,059
                                                              =============      =============        ============
  Liabilities and Shareholders' Equity

  Liabilities
    Financing arrangements                                     $   671,659        $   529,014          $   541,796
    Notes payable                                                   68,556             46,024               56,586
    Interest rate derivatives                                        5,504              5,953                2,958
    Accounts payable, accrued expenses and other liabilities        12,737             10,302               13,820
    Deferred Income                                                  6,582              7,679                2,870
    Due to Manager and Affiliates                                    4,126              2,658                2,266
    Due to FNMA                                                     19,642             23,669               18,406
    Deferred tax liability                                          10,790             10,394               10,251
    Distributions payable to preferred shareholders                  4,724              4,724                3,693
    Distributions payable to common and CRA shareholders            14,296             14,139               11,013

                                                              -------------      ------------         ------------
    Total liabilities                                              818,616            654,556              663,659
                                                              -------------      ------------         ------------

    Preferred shares of subsidiary                                 273,500            273,500              218,500
                                                              -------------      ------------         ------------

    Minority interest in consolidated subsidiary                     4,822              4,527                3,652
                                                              -------------      ------------         ------------

  Shareholders' equity
    Beneficial owners' equity-Convertible CRA
       shareholders                                                 58,198             48,630               25,522
    Beneficial owner's equity-manager                                1,125              1,499                1,069
    Beneficial owners' equity-other common shareholders            604,860            605,418              511,456
    Treasury shares                                                   (103)              (103)                (103)
    Accumulated other comprehensive income (loss)                   89,834             67,045               (2,696)

                                                              -------------      ------------         ------------
    Total shareholders' equity                                     753,914            722,489              535,248

                                                              -------------      ------------         ------------
    Total Liabilities and Shareholders' Equity                 $ 1,850,852        $ 1,655,072          $ 1,421,059
                                                              =============      ============         ============


                                                   Page 4 of 15
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

CharterMac                                                                                                          4th Quarter 2002
       Capital Solutions                                                                              Supplemental Financial Package

                                                  Consolidated Statements of Income

(Dollars in thousands, except per share data)
                                                          Quarters Ended December 31,             Twelve Months Ended December 31,
                                                     -------------------------------------     -------------------------------------
                                                            2002               2001                   2002                2001
                                                     ------------------  -----------------     ------------------   ----------------
Revenues:
  Interest income:
   Revenue Bonds                                       $         24,917    $        19,980         $       92,681     $      71,500
   Temporary investments                                            195                393                  1,293             1,279
   Promissory notes                                                 220                525                    709             1,184
  Mortgage banking fees                                           2,066                -                    5,710               -
  Mortgage servicing fees                                         2,059                -                    7,971               -
  Other income                                                    2,009                 71                  8,049               662

                                                     ------------------  -----------------     ------------------  ----------------
  Total revenues                                                 31,466             20,969                116,413            74,625
                                                     ------------------  -----------------     ------------------  ----------------

Expenses:
  Interest expense                                                4,968              3,327                 15,823            13,641
  Tops-recurring fees                                               892                733                  3,181             2,491
  Bond servicing                                                  1,011                699                  3,530             2,454
  General and administrative                                      5,258                759                 20,976             2,755
  Amortization                                                    2,867                243                  8,891               865
  Income allocated to minority interest                             119                -                      496               -
  Loss on impairment of assets                                      -                  -                      532               400
                                                     ------------------  -----------------     ------------------  ----------------
  Total expenses                                                 15,115              5,761                 53,429            22,606
                                                     ------------------  -----------------     ------------------  ----------------

  Income before gain on repayment of Revenue Bonds,
    sale of loans and Equity in earnings of ARCap                16,351             15,208                 62,984            52,019

  Equity in earnings of ARCap                                       554                456                  2,219               456

  Gain on sales of loans                                          2,812                -                   10,683               -

  Gain on repayment of Revenue Bonds                                (94)            (1,013)                 3,885              (912)
                                                     ------------------  -----------------     -----------------    ---------------

  Income before allocation to preferred shareholders
      of subsidiary                                              19,623             14,651                79,771             51,563

  Income allocated to preferred shareholders                     (4,725)            (3,693)              (17,266)           (12,578)
                                                     ------------------  -----------------     ------------------   ---------------
  Income before provision for income taxes                       14,898             10,958                 62,505            38,985

  Provision for income taxes                                       (302)               -                   (1,284)              -
                                                     ------------------  -----------------     ------------------   ---------------
  Net income                                           $         14,596    $        10,958         $       61,221      $     38,985
                                                     ==================  =================     ==================   ===============
Allocation of net income to:
  Special distribution to Manager                      $          1,250    $         1,028         $        4,872      $      3,621
                                                     ==================  =================     ==================   ===============
  Manager                                              $             13    $            99         $           56      $        354
                                                     ==================  =================     ==================   ===============
  Common shareholders                                  $         12,256    $         8,995         $       52,911      $     32,559
  Convertible CRA Shareholders                                    1,077                835                  3,382             2,452
                                                     ------------------  -----------------     ------------------   ---------------
    Total for Shareholders                             $         13,333    $         9,830         $       56,293      $     35,011
                                                     ==================  =================     ==================   ===============

Net income per common and CRA share-basic              $           0.30    $          0.28         $         1.32      $       1.14
                                                     ==================  =================     ==================   ===============
Net income per common and CRA share-diluted            $           0.30    $          0.28         $         1.32      $       1.14
                                                     ==================  =================     ==================   ===============


                                                            Page 5 of 15
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

CharterMac                                                                                                          4th Quarter 2002
       Capital Solutions                                                                              Supplemental Financial Package

                                Reconciliation of Net Income to Cash Available for Distribution (CAD)




                                                 Quarters Ended December 31,                    Twelve Months Ended December 31,
                                           -------------------------------------      ----------------------------------------------
                                                  2002               2001                    2002                       2001
                                           ------------------    ---------------      -------------------      ---------------------
(Dollars in thousands)
 Net Income allocated to shareholders        $       13,333        $    9,830           $        56,293          $          35,011

 Revenues - Amortization                                866                419                    2,413                      1,488
 LIHTC guarantee fee                                   (684)               -                      2,279                        -
 Construction servicing fee                             696              1,146                    1,714                      1,671
 Forward commitment fees                                900                -                        900                        -
 Straight line yield                                    220                265                    1,191                        971
 Expenses - Amortization                              2,867                242                    8,891                        865
 Loss on impairment of revenue bond                     -                  -                        532                        400
 Gain on sales of loans                              (2,504)             1,013                  (12,972)                       877
 Tax adjustment                                         302                -                        726                        -
 Minority interest                                      119                -                        496                        -
 Other, net                                             240                (52)                   1,052                        522
                                           ------------------    ---------------      -------------------      ---------------------
 CAD to Common and CRA shareholders          $       16,355        $    12,863          $        63,515          $          41,805
                                           ==================    ===============      ===================      ====================-


                                                            Page 6 of 15
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
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

CharterMac                                                                                                          4th Quarter 2002
       Capital Solutions                                                                              Supplemental Financial Package

                                                  Capitalization as of Quarter-End

(Dollars in thousands, except per share price)
----------------------------------------------------------------------------------------------------------------------------------
Common Shares
----------------------------------------------------------------------------------------------------------------------------------
                                 Shares        Quarter End
          Description          Oustanding      Share Price      Market Value
-------------------------------------------------------------------------------
Common Shares                  41,160,218         $17.37         $ 714,953

----------------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Shares
----------------------------------------------------------------------------------------------------------------------------------


                              CRA Shares       Transaction      Conversion    Conversion       Common Share
          Description         Outstanding      Share Price         Price        Ratio           Equivalent
-------------------------------------------------------------------------------------------------------------
                                  (A)                                              (B)          (A) * (B)
2Q 2000 Issuance               1,238,364          $14.13           $15.33         92.2%           1,141,427
4Q 2000 Issuance                 644,000          $14.13           $14.60         96.8%             623,268
3Q 2002 Issuance               1,376,933          $17.43           $17.43        100.0%           1,376,933
4Q 2002 Issuance                 575,705          $17.37           $17.37        100.0%             575,705
                         ----------------                                                    ---------------
  Total                        3,835,002                                             Total        3,717,333
                                                           Quarter-End Closing Share Price           $17.37
                                                                                             ---------------
                                                                Market Value of CRA Shares          $64,570

----------------------------------------------------------------------------------------------------------------------------------
Cumulative Preferred Shares
----------------------------------------------------------------------------------------------------------------------------------
                        Dividend Rate             Liquidation
                          (Weighted               Preference
     Description           Average)               (Total Par)
----------------------------------------------------------------------------------

Series A Total              6.7%                   $ 175,000
Series B Total              7.3%                      98,500
                       --------------------------------------
Total/Weighted Average      6.9%                   $ 273,500
                       ======================================


                                                            Page 7 of 16
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
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

CharterMac                                                                                                          4th Quarter 2002
       Capital Solutions                                                                              Supplemental Financial Package

                                                  Capitalization as of Quarter-End


(Dollars in thousands, except per share price)
------------------------------------------------------------------------------------------------------------------------------------
Debt
------------------------------------------------------------------------------------------------------------------------------------
                                                  Weighted
                                              Average Interest
                                                    Rate          Outstanding           Percentage of
       Description            Program           (Annualized)        Balance)             Total Debt
----------------------------------------------------------------------------------------------------------
Financing Arrangements        PFloats              2.4%        (1)          $ 267,159        36.1%
Financing Arrangements         TOPs                2.4%        (1)            404,500        54.6%
Notes Payable(2)                                   3.4%        (3)             68,556         9.3%
                                            --------------------------------------------------------------
Total / Weighted Average                           2.5%                     $ 740,215       100.0%
                                            ==============================================================

 -----------------------------------------------------------------------------------------------------------------------------------
Effective Fixed Rate vs. Floating Rate Funding Exposure
------------------------------------------------------------------------------------------------------------------------------------
-                             Before Interest Rate Swaps                          After Interest Rate Swaps
                              --------------------------       Interest           -------------------------
                             Floating Rate     Fixed Rate      Rate Swap         Floating Rate     Fixed Rate             Total
                             -------------------------------------------------------------------------------------------------------
Floating Rate Debt            $ 740,215     $       -        $ (150,000)          $ 590,215        $       -           $   590,215
Floating to Fixed Rate Swaps                                    150,000                                150,000             150,000
Preferred Equity                    -           273,500                                 -              273,500             273,500
Common and CRA Equity               -           779,523                                 -              779,523             779,523
                             ----------------------------                        ---------------------------------------------------
Total Funding Sources         $ 740,215     $ 1,053,023                           $ 590,215        $ 1,203,023         $ 1,793,238
                             ============================                        ===================================================
% of Total                        41.3%           58.7%                               32.9%              67.1%


------------------------------------------------------------------------------------------------------------------------------------
Total Market Capitalization
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Balance        % of Total
                                                                  --------------------------------------
Equity
   Common                                                            $    714,953          39.9%
   Preferred                                                              273,500          15.2%
   CRA                                                                     64,570           3.6%
Debt                                                                      740,215          41.3%
                                                                  --------------------------------------
   Total Market Capitalization                                       $  1,793,238         100.0%
                                                                  ======================================

Notes:
(1) The interest rates of the PFloats and TOPs program are based on spread above the Bond Market Association Municipal Swap Index.
(2) Consists of PWF acquisition loan and PWF short term borrowing.
(3) The interest rate on the notes payable is based on spread above the London Inter-Bank Offered Rate.


                                                         Page Page 8 of 15
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

CharterMac                                                                                                          4th Quarter 2002
       Capital Solutions                                                                              Supplemental Financial Package

                                                           Dividend Yield

                                                     Period-End    Yield on Period-  % Tax-Exempt
                                                    Closing Share     End Market         Income       Assumed Tax   Tax-Adjusted
                    For Quarter     Annual Total        Price            Price          (Actual)         Rate           Yield
                   -----------------------------------------------------------------------------------------------------------------
1998 Dividend             -             $0.93          $12.12            7.7%             97.0%            39.6%          12.6%
1999 Dividend             -             $1.00          $11.75            8.5%             96.7%            39.6%          13.8%
2000 Dividend             -             $1.07          $13.44            8.0%             96.0%            39.6%          13.0%
2001 Dividend             -             $1.14          $16.25            7.0%             96.3%            39.1%          11.4%
1Q 2002 Dividend        $0.31           $0.31          $15.78            7.9%
2Q 2002 Dividend        $0.31           $0.62          $17.88            6.9%
3Q 2002 Dividend        $0.32           $0.94          $17.62            7.1%
4Q 2002 Dividend        $0.32           $1.26          $17.37            7.3%


                                                            Page 9 of 15
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
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

CharterMac                                                                                                          4th Quarter 2002
       Capital Solutions                                                                              Supplemental Financial Package

                                                          Portfolio Summary

                                                                 Outstanding                                         Stated
                                                                 Balance at              Fair Value(1)              Interest
    Investments/Asset Type                   Units               12/31/2002              at 12/31/2002               Rate(2)
    ===============================================================================================================================
    (Dollars in thousands)
    Tax-Exempt First Mortgage Bonds
    Stabilized                                 14,337             $   568,436              $   600,563                    7.2%
    Lease-Up(3)                                 4,725                 227,147                  245,866                    7.4%
    Construction                                9,779                 512,674                  532,669                    7.0%
    Rehabilitation                              2,976                 142,362                  153,489                    7.5%
                                         -------------            ------------             ------------                 -------
       Subtotal / Weighted Average             31,817             $ 1,450,620              $ 1,532,587                    7.2%

    Tax-Exempt Subordinate Bonds

    Stabilized                                    692             $    17,000              $    17,000                    9.4%
                                                                  ------------             ------------

    Taxable Bonds

    First Mortgages                             *                 $    28,368              $    30,403                    8.9%
                                                                 -------------             ------------

       Total Revenue Bonds                                        $ 1,495,988              $ 1,579,990                    7.2%
                                                                 -------------             ------------

    Other Mortgage Investments

    Second Mortgages                              -               $     2,446              $     1,595(4)                 9.4%
    Bridge Loans                                  -                     7,875(5)                 7,875(4)                 8.3%
    Mezzanine Loans                               -                     2,515                    2,515(4)                11.0%
    PWF Mortgages Receivable                      -                    41,293                   41,293(4)                  n/a
                                                                 -------------             ------------                 -------
       Subtotal / Weighted Average                                $    54,129              $    53,278                    9.1%

                                         -------------           -------------             ------------                 -------
       Total / Weighted Average -
       All Investments                         32,509             $ 1,550,117              $ 1,633,268                    7.2%
                                         =============           =============             ============


    Notes:
    ------
       For further information regarding the bond portfolio and other specifics regarding each bond, please refer to CharterMac 10-K and 10-Q filings.
       *  Not applicable to avoid duplication with Tax-Exempt First Mortgage Bonds.
       1  The Revenue Bonds are deemed to be available-for-sale debt securities and, accordingly, are carried at their estimated fair values.
       2  The stated interest rate represents the coupon rate of the Revenue Bond, at December 31, 2002.
       3  Represents properties that have completed construction/rehabilitation and have not achieved occupancy above 90% and/or debt coverage ratios of 1.10:1 or greater for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual bond documents.
       4  These investments are carried at adjusted cost basis.
       5  The bridge loans have an aggregate unfunded balance of approximately $3.8 million.


                                                            Page 10 of 15
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

Charter Mac                                                 Fourth Quarter 2002
        Capital Solutions                        Supplemental Financial Package


                            Portfolio Distribution
                (Based on fair market value as of December 31, 2002)

          By Region(1)         By Bond Type         By Property Status
          -----------          ------------         ------------------

       [GRAPHIC OMITTED]     [GRAPHIC OMITTED]      [GRAPHIC OMITTED]


          [West 16.8%]         [80/20 18.4%]      [Rehabilitation 10.3%]
          [East 39.0%]         [LIHTC 76.2%]        [Stabilized 39.4%]
         [Central 44.2%]       [501(c)3 5.4%]        [Lease-up 15.7%]
                                                   [Construction 34.5%]


                   Stabilized Portfolio Operating Analysis

             Q4 '02        Q3 '02        Q2 '02        Q1 '02         2001
             ------        ------        ------        ------        ------
Occupancy     92.5%         93.8%         94.2%         93.9%         94.2%
DSCR (YTD)    1.29x         1.26x         1.28x         1.30x         1.26x

Note:
-----
(1) The States are distributed in the three regions as follows:

Central: AR, IA, IL, IN, KS, MI, MN, MO, ND, NE, OH, OK, SD, TX, WI.
East:AL, CT, DC, DE, FL, GA, KY, LA, MA, MD, ME, MS, NC, NH, NJ, NY, PA, RI,
     SC, TN, VA, VT, WV.
West: AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA, WY.

At quarter-end, the CharterMac portfolio consists of bonds secured by properties in 25 States and the District of Columbia.


                             Page 11 of 15


Charter Mac                                                                                                      Fourth Quarter 2002
        Capital Solutions                                                                             Supplemental Financial Package

                                                        Q4 2002 Acquisitions

                                                                              Month/      Face Amount  Current Stated    Permanent
Revenue Bond Acquisitions       Location              Units     Bond Type  Year Acquired    of Bond     Interest Rate  Interest Rate
====================================================================================================================================
Tax Exempt Bonds

New Construction
  Heatherwilde Villas           Pflugerville, TX       256        LIHTC       Oct-02      13,500,000      5.50%         6.75%
  Heatherwilde Villas           Pflugerville, TX        *         LIHTC       Oct-02       1,500,000      5.50%         7.00%
  Magnolia Commons              Vicksburg, MS          192        LIHTC       Oct-02       8,700,000      6.75%         6.75%
  Oak Hill                      Athens, GA             220        LIHTC       Oct-02       8,300,000      6.50%         6.50%
  Waterford Place II            Loveland, CO           164        LIHTC       Oct-02       2,102,000      6.50%         6.50%
  Allapattah Gardens            Miami, FL              128        LIHTC       Nov-02       4,850,000      7.15%         7.15%
  Green Crest                   Houston, TX            192        LIHTC       Nov-02      12,500,000      7.00%         7.00%
  Hickory Trace                 Houston, TX            180        LIHTC       Nov-02      11,920,000      7.00%         7.00%
  Ironwood Crossing             Ft. Worth, TX          280        LIHTC       Nov-02      15,000,000      5.50%         7.00%
  Chapel Ridge at Jackson       Jackson, TN            124        LIHTC       Dec-02       5,000,000      6.75%         6.75%
  Ecumenical Homes              Dayton, OH              50        LIHTC       Dec-02          86,000      6.88%         6.88%
  Ecumenical Homes              Dayton, OH              *         LIHTC       Dec-02         165,000      9.00%         9.00%
  Ecumenical Homes              Dayton, OH              *         LIHTC       Dec-02         556,000      6.88%         6.88%
  Ecumenical Homes              Dayton, OH              *         LIHTC       Dec-02       2,793,000      6.88%         6.88%
  Grove                         Merced, CA             204        LIHTC       Dec-02       8,270,000      4.00%         7.00%
  Grove                         Merced, CA              *         LIHTC       Dec-02       1,475,000      4.00%         8.75%
  Grove                         Merced, CA              *         LIHTC       Dec-02       3,055,000      4.00%         7.00%
  Hickory Falls                 Villa Rica, GA         220        LIHTC       Dec-02      12,350,000      5.00%         6.50%
  Kensington Court              Kansas City, MO        192        LIHTC       Dec-02      10,000,000      6.85%         6.85%
  Rosemont                      San Antonio, TX        280        LIHTC       Dec-02      14,990,000      6.75%         6.75%
  Southern Oaks                 Dallas, TX             256        LIHTC       Dec-02      14,990,000      6.75%         6.75%
                                                  ----------                          -----------------------------------------
    Total New Construction                           2,938                               152,102,000      6.18%         6.84%
                                                  ----------                          -----------------------------------------

Rehabilitation
  Creekside Landing             Memphis, TN            248        LIHTC       Dec-02       5,000,000      6.80%         6.80%
                                                    --------                            ---------------------------------------
    Total Rehabilitation                               248                                 5,000,000      6.80%         6.80%
                                                    --------                            ---------------------------------------

Stabilized
  Golf and Lakeside Villas 1    Tamarac, FL             *         80/20       Oct-02       1,160,000      7.25%         7.25%
  Golf and Lakeside Villas 1    Tamarac, FL             *         80/20       Nov-02         460,000      7.25%         7.25%
  Golf and Lakeside Villas 1    Miami, FL               *         80/20       Nov-02         350,000      6.75%         6.75%
  Park Centre                   Alexandria, VA         326        80/20       Nov-02      15,000,000      6.38%         6.38%
                                                    --------                            ---------------------------------------
    Total Stabilized                                     326                                16,970,000      6.47%         6.47%
                                                    --------                            ---------------------------------------
                                                    --------                            ---------------------------------------
Total Tax Exempt
  Bond Acquisitions                                    3,512                              174,072,000      6.22%         6.80%
                                                    --------                            ---------------------------------------


Note:
-----
* Not applicable to avoid duplication with additional bonds with the same collateral.
1. Represents an additional purchase of previous bond transaction.


                                                            Page 12 of 15
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
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

Charter Mac                                                                                                      Fourth Quarter 2002
        Capital Solutions                                                                             Supplemental Financial Package

                                                        Q4 2002 Acquisitions

                                                                              Month/      Face Amount  Current Stated    Permanent
Revenue Bond Acquisitions       Location        Units     Bond Type        Year Acquired    of Bond     Interest Rate  Interest Rate
====================================================================================================================================
Taxable Bonds
  Ironwood Crossing                               *         Taxable           Nov-02       1,970,000        8.75%       8.75%
  Chapel Ridge at Jackson                         *         Taxable           Dec-02         900,000        8.25%       8.25%
  Creekside Landing                               *         Taxable           Dec-02       1,100,000        8.25%       8.25%
                                                                                        ---------------------------------------
Total Taxable Bond Acquisitions                                                            3,970,000        8.60%       8.60%
                                                                                        ---------------------------------------
                                                                                        ---------------------------------------
Total Revenue Bond Acquisitions                                                          178,042,000        6.28%       6.84%
                                                                                        ---------------------------------------

Other
  Auburn Glen(1)                                 271         LIHTC                        16,000,000        7.00%       7.00%
  Auburn Glen(1)                                  *         Taxable                        2,800,000        8.75%       8.75%
  Cottonwood at Johnston Commons(1)              206         LIHTC                        12,445,000        6.50%       6.50%
  Inverness - Tax Exempt Bond                     *      Unfunded Balance                  4,050,000        6.84%       6.84%
  Inverness - Taxable Bond                        *      Unfunded Balance                  2,620,000        8.00%       8.00%
  Waterford II                                    *      Unfunded Balance                  7,823,119        6.50%       6.50%
                                              --------                                  ---------------------------------------
                                                 477                                      45,738,119        6.93%       6.93%
                                              --------                                  ---------------------------------------
                                              --------                                  ---------------------------------------
Total Q4 2002 Acquisitions                      3,989                                    223,780,119        6.41%       6.86%
                                              --------                                  ---------------------------------------
Total Q3 2002 Acquisitions                                                                80,005,000        6.62%       7.01%

Total Q2 2002 Acquisitions                                                               170,637,800        7.29%       7.05%

Total Q1 2002 Acquisitions                                                                28,375,000        7.68%       7.29%
                                                                                        ---------------------------------------
Total YTD Acquisitions                                                                   502,797,919        6.86%       6.97%
                                                                                        =======================================


Forward Commitment
  Canyon Springs 2                                140         LIHTC
  Coventry Place 2                                140         LIHTC
                                              ---------
                                                  280
                                              ---------


Note:
-----
*  Not applicable to avoid duplication with additional bonds with the same collateral.
1. Represents forward commitments to be exercised upon construction completion.
2. Represent forward commitments to purchase subordinated tax-exempt bonds equal to difference in construction lending and permanent financing, if any.


                                                            Page 13 of 15
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
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

Charter Mac                                                                                            Fourth Quarter 2002
        Capital Solutions                                                                   Supplemental Financial Package

                                              Q4 2002 Dispositions/Repayments
                                                                                                               Month /
Dispositions/Repayments                                    Units          Location              Bond Type   Year Acquired
--------------------------------------------------------------------------------------------------------------------------
Repayments:
  Stabilized:
  Bristol Village                                           290           Bloomington, MN         80/20         Jul-87
                                                          ---------
       Total Stabilized Bonds                               290
                                                          ---------

  Construction:
    Chapel Ridge at Lowell                                  126           Lowell, AR              LIHTC         May-01
                                                          ---------
       Total Construction Bonds                             126
                                                          ---------

                                                          ---------
Total Q4 2002 Dispositions/Repayments                       416
                                                          ---------

Total Q3 2002 Dispositions/Repayments

Total Q2 2002 Dispositions/Repayments

Total Q1 2002 Dispositions/Repayments


Total YTD Dispositions/Repayments


                                                Minimum
                                                Stated      Face Amount                                          Net Gain
Dispositions/Repayments                      Interest Rate    of Bond      Net Book Value      Net Proceeds       (Loss)
--------------------------------------------------------------------------------------------------------------------------

Repayments:
  Stabilized:
  Bristol Village                               7.50%        17,000,000       17,082,110        17,000,000        (82,110)
                                            ------------------------------------------------------------------------------
       Total Stabilized Bonds                   7.50%        17,000,000       17,082,110        17,000,000        (82,110)
                                            ------------------------------------------------------------------------------

  Construction:
    Chapel Ridge at Lowell                      5.50%         5,500,000        5,504,573         5,500,000         (4,573)
                                            ------------------------------------------------------------------------------
       Total Construction Bonds                 5.50%         5,500,000        5,504,573         5,500,000         (4,573)
                                            ------------------------------------------------------------------------------

                                            ------------------------------------------------------------------------------
Total Q4 2002 Dispositions/Repayments           7.01%        22,500,000       22,586,683        22,500,000        (86,683)
                                            ------------------------------------------------------------------------------

Total Q3 2002 Dispositions/Repayments             -           -                -                 -                -

Total Q2 2002 Dispositions/Repayments           8.43%        16,700,000       16,858,318        17,080,000        221,682

Total Q1 2002 Dispositions/Repayments           6.11%        78,800,000       65,299,994        69,050,000      3,750,006

                                            ------------------------------------------------------------------------------
Total YTD Dispositions/Repayments               6.61%       118,000,000      104,744,995       108,630,000      3,885,005
                                            ==============================================================================


                                                       Page 14 of 15
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

Charter Mac                                                                                                      Fourth Quarter 2002
        Capital Solutions                                                                             Supplemental Financial Package

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Reporting Definitions
-----------------------------------------------------------------------------------------------------------------------------------

             CharterMac - means Charter Municipal Mortgage Acceptance Company and its consolidated subsidiaries.

501(c)3 Bonds - Revenue Bonds issued to finance low income              Lease-Up - Revenue Bonds whose underlying properties have
multi-family projects and facilities owned by charities.                completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This
80/20 Properties - generally pre-1987 affordable housing                lease-up definition may differ from the definition of
bond properties for which there is a minimum set-aside of               stabilization in individual Bond Documents.
20% of the property's units for renters at 80% or less of
area median income.                                                     LIHTC - means the Low Income Housing Tax Credit pursuant to
                                                                        Section 42 of the Internal Revenue Code. LIHTC Revenue Bonds
Affordable Housing - CharterMac's revenue bond investments              have the additional enhancement of such credits which should
are generally collateralized by mortgages on affordable                 further mitigate credit risk and the potential for default.
housing properties which are highly competitive and                     Minimum set-asides required by federal guidelines are 40% of
comparable to class B to class A multifamily properties.                the property's units for renters at 60% or less of area
                                                                        median income or 20% for renters at 50% or less of median
Cash Available for Distribution ("CAD") - a primary measure             income. In many localities, minimum set-asides exceed these
of dividend paying ability. Differences between CAD and net             limits. Most of CharterMac's recent originations are LIHTC
income result from variations between GAAP and cash received            revenue bonds.

CAD Payout Ratio - the ratio of dividends paid per share to             Occupancy Date - for construction and rehabilitation Revenue
CAD per share.                                                          Bonds, the estimated date of initial occupancy for the
                                                                        underlying mortgaged property.
Completion Date - for construction or rehabilitation Revenue
Bonds, the estimated date that such activity will be fully              Par Value - the face amount of a Revenue Bond.
complete on the underlying mortgaged property.
                                                                        per Share - both basic and diluted per share calculations
Construction Bonds - Revenue Bonds acquired by CharterMac               include both common and CRA shares. The difference, if any,
may have properties in construction as underlying                       between basic and diluted shares is the dilutive effect of
collateral. Generally, such bonds are additionally secured              any stock options.
by a construction letter of for the full bond face amount so
that CharterMac assumes no construction risk.                           PFloats - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.
CRA Convertible Preferred Shares ("CRA Shares") - means the
Convertible Community Reinvestment Act Preferred Shares                 Rehabilitation - Revenue Bonds acquired by CharterMac may
issued by CharterMac. These CRA shares have a preference                have as mortgage collateral underlying properties undergoing
with regard to an allocation of CRA credits available on                extensive internal and/or external rehabilitation. In some
CharterMac's revenue bonds. CRA shares are economically the             cases, such bonds are additionally secured by a construction
same as common shares and dividends for both are the same               letter of credit for the full amount of the bond.
with no preference in liquidation or dividend payment. For
presentation purposes, both basic and diluted per share data            Revenue Bonds - primarily means a multifamily housing
include both common and CRA shares.                                     revenue bond secured by a first or second mortgage on a
                                                                        multifamily property.
Dividend Yield - Current annualized dividend per share
divided by the current market price. The Tax Adjusted                   Securitized Debt - CharterMac's debt is securitized by
Dividend Yield, takes into account CharterMac's tax-exempt              certain Revenue Bonds which are used as collateral.
income and the highest effective tax rate to compute a                  CharterMac's two debt programs are PFloats and TOPs.
taxable equivalent yield.
                                                                        Stabilized Operations - the date a newly constructed or
Equity Market Capitalization - The total of common equity               rehabilitated property reaches stabilized occupancy,
market capitalization (common and CRA shares at market                  generally similar to market occupancy or above 90% for three
price) plus the sum of all preferred shares at their                    consecutive months.
liquidation preference totals.
                                                                        Start Date - the starting period for which construction or
Fair Value - the estimated fair market value of a Revenue               rehabilitation begins.
Bond, calculated based on estimated future cash flows capped
at aggregated interest rate for current quarter                         TOPs (Private Label Tender Option Program) - a securitized
acquisitions.                                                           debt program used by CharterMac to finance a portion of its bond acquisition activities.
Fixed Charge Coverage - Net income plus total GAAP interest
expense plus preferred dividend distributions divided by                Total Market Cap - Total Market Capitalization is the sum of
total GAAP interest expense plus preferred dividend                     CharterMac's equity market cap, preferred shares, minority
distributions.                                                          interest in subsidiary and outstanding debt.

GAAP - Generally Accepted Accounting Principles in the United           Underlying Properties - means the multifamily housing
States.                                                                 properties securing the Revenue Bonds and other investments owned by CharterMac.
Interest Coverage - Net income plus total GAAP interest
expense plus preferred dividend distributions divided by
total GAAP interest expense.

                                                            Page 15 of 15
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